Fees Summary	Jan. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,250,000.00
Previously Paid Amount	0.00
Total Fee Amount	191.38
Total Offset Amount	0.00
Net Fee	$ 191.38
Final Prospectus	false